UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2018

Charles River Laboratories International, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2018, Charles River Laboratories International, Inc. ("Charles River" or the "Company") announced that, in conjunction with efforts to streamline its organizational structure and decision-making process, it eliminated the role of Chief Operating Officer. Accordingly, effective August 2, 2018, Davide A. Molho, Corporate Executive Vice President, President & Chief Operating Officer, separated from the Company.

On August 28, 2018, the Company entered into a severance agreement (the “Severance Agreement”) with Dr. Molho. In addition to (1) the benefits provided to Dr. Molho under the Company’s 2010 Charles River Officer Separation Plan (set forth as Exhibit 10.8 to the Company’s Form 10-K filed February 13, 2018 with respect to the fiscal year ended December 30, 2017 (the “Form 10-K”)) and (2) the Company’s contractual commitment to Dr. Molho regarding relocation in the context of termination of employment for reasons other than cause, as provided under Letter Agreements previously entered into in 2009 (set forth as Exhibit 10.15 to the Form 10-K), under the terms of the Severance Agreement Dr. Molho’s Performance Share Unit award originally granted on February 26, 2016 (the “2016 PSU”) will vest in full after the calculation of the underlying final award amount is completed in early 2019. The basis for this action includes (A) the fact that Dr. Molho had completed thirty-one (31) of the thirty-six (36) months comprising the performance period for the 2016 PSU; and (B) Dr. Molho’s willingness to enter into an agreement to provide consulting services and to otherwise assist in the transition of his responsibilities during the remaining five (5) months of this performance period. Dr. Molho will receive no cash consideration for providing such services. For similar reasons, the Severance Agreement provides that Dr. Molho will be entitled to receive 65% of the 2018 bonus amount determined under the Company’s Executive Incentive Compensation Plan following calculation of such amount for fiscal 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Charles River Laboratories International, Inc.

August 31, 2018	By:	/s/ Matthew Daniel
Name: Matthew Daniel
Title: Corporate Senior Vice President, Deputy General Counsel & Assistant Secretary